                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 17, 2000

                    GMAC Commercial Mortgage Securities, Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                     333-74299                 23-2811925
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION)            (I.R.S. EMPLOYER
OF INCORPORATION)                  FILE NUMBER)            IDENTIFICATION NO.)

 200 Witmer Road, Horsham, Pennsylvania                        19044
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      ZIP CODE)

Registrant's telephone number, including area code (215) 328-3480

                                 Not Applicable
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                         Exhibit Index Located on Page 7

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On August 17, 2000, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as
Exhibit 4.1, dated as of August 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee and securities intermediary. The Certificates consist of nineteen classes identified as the "Class X Certificates," the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and a multifamily mortgage participation certificate issued and guaranteed by the Federal Home Loan Mortgage Corporation (the "Mortgage Certificate"). The Mortgage Loans, as of the due date of each such Mortgage Loan in August 2000, and the Mortgage Certificate, as of August 1, 2000 (each, the "Cut-off Date"), have an aggregate principal balance of $773,760,240 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to an assignment and assumption agreement, dated August 17, 2000, between GMACCM as seller and the Depositor as purchaser, attached hereto as Exhibit 99.1. The Depositor acquired certain of the Trust Fund assets from Salmon Brothers Realty Brothers Corp. ("Salomon") pursuant to a mortgage loan purchase agreement, dated August 8, 2000, between Salomon as seller and the Depositor as purchaser, and a supplemental agreement, dated August 8, 2000 between Salomon as purchaser and GMACCM as seller, attached hereto as Exhibits 99.2 and 99.3, respectively. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to two mortgage loan purchase agreements, each dated August 8, 2000, between GACC as seller and the Depositor as purchaser, and a supplemental agreement, dated August 8, 2000, between GACC as purchaser and GMACCM as seller, attached hereto as Exhibits 99.4, 99.5 and 99.6, respectively. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to two mortgage loan purchase agreements, each dated August 8, 2000, between GSMC as seller and the Depositor as purchaser, and a supplemental agreement, dated August 8, 2000, between GSMC as purchaser and GMACCM as seller, attached hereto as Exhibits 99.7, 99.8 and 99.9, respectively. GMACCM indemnified the Depositor with respect to certain information in the Prospectus Supplement dated August 8, 2000 pursuant to an indemnification agreement, dated August 8, 2000, between GMACCM and the Depositor, attached hereto as Exhibit 99.10. The Depositor sold the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co. ("Goldman") and Deutsche Bank Securities Inc. ("DBS," and with Goldman in such capacity, the "Underwriters") pursuant to an underwriting agreement dated August 8, 2000 among the Underwriters, GMACCM and the Depositor, attached hereto as Exhibit 1.1. The Depositor sold the Class X and Class F Certificates to Goldman and DBS, and the Class G, Class H, Class J, Class K, Class M, Class N and Class O Certificates to Commercial Asset Trading, Inc. pursuant to two certificate purchase agreements each dated August 8, 2000. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co.

         The Class X Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $773,760,240. The Class A-1 Certificates will have an initial Certificate Balance of $123,801,000. The Class A-2 Certificates will have an initial Certificate Balance of $485,535,000. The Class B Certificates will have an initial Certificate Balance of $30,950,000. The Class C Certificates will have an initial Certificate Balance of $28,049,000. The Class D Certificates will have an initial Certificate Balance of $10,639,000. The Class E Certificates will have an initial Certificate Balance of $19,344,000. The Class F Certificates will have an initial Certificate Balance of $9,672,000. The Class G Certificates will have an initial aggregate Certificate Balance of $25,147,000. The Class H Certificates will have an initial Certificate Balance of $5,804,000. The Class J Certificates will have an initial Certificate Balance of $5,803,000. The Class K Certificates will have an initial Certificate Balance of $8,705,000. The Class L Certificates will have an initial Certificate Balance of $3,868,000. The Class M Certificates will have an initial Certificate Balance of $4,836,000. The Class N Certificates will have an initial Certificate Balance of $4,836,000. The Class O Certificates will have an initial Certificate Balance of $6,771,240. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM              7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable

         (b)      Pro Forma Financial Information.

                  Not applicable

         (c)      Exhibits.

Exhibit No.       Document Description
-----------       --------------------

1.1 Underwriting Agreement, dated as of August 8, 2000, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co. and Deutsche Bank Securities Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of August 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee and securities intermediary.

99.1 Assignment and Assumption Agreement, dated as of August 17, 2000, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between Salomon Brothers Realty Corp. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Supplemental Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation as seller and Salomon Brothers Realty Corp. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6 Supplemental Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.7 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.8 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.9 Supplemental Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

99.10 Indemnification Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation and GMAC Commercial Mortgage Securities, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            GMAC COMMERCIAL MORTGAGE SECURITIES,
                                            INC., Registrant



                                            By: /s/ David Lazarus
                                               ---------------------------------
                                                Name:    David Lazarus
                                                Title:   Vice President


Dated: September 1, 2000

                                INDEX OF EXHIBITS

Exhibit           Description
-------           -----------

1.1 Underwriting Agreement, dated as of August 8, 2000, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co. and Deutsche Bank Securities Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of August 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee and securities intermediary.

99.1 Assignment and Assumption Agreement, dated as of August 17, 2000, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between Salomon Brothers Realty Corp. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Supplemental Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation as seller and Salomon Brothers Realty Corp. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6 Supplemental Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.7 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.8 Mortgage Loan Purchase Agreement, dated as of August 8, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.9 Supplemental Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

99.10 Indemnification Agreement, dated as of August 8, 2000, between GMAC Commercial Mortgage Corporation and GMAC Commercial Mortgage Securities, Inc.



                                       8